Exhibit 99.1

Corporate presentation April 2019

2

Key investment highlights 3 Management track record at Cheniere and BG Group 46% of Tellurian owned by founders, management and other employees(1) Guaranteed lump sum turnkey contract with Bechtel $15.2 billion for 27.6 mtpa capacity Integrated Upstream reserves Pipeline network LNG terminal Low-cost Flexible World-class partners Fixed-cost EPC contract Commercial momentum Experienced management Unique business model Tellurian developing ~$30 billion of assets to generate ~$8 cash flow per share annually Note: (1) As of April 17, 2019.

Looming challenge of U.S. gas oversupply

U.S. natural gas must be exported


Legend
Operating/under construction LNG
Future infrastructure required
+7 Incremental gas supply by 2025 (bcf/d)
+7
+4
+7
+1
+3

2018 – 2025:

- **+22** Bcf/d total gas supply growth[1]
- **~12** Bcf/d excess gas supply[2]
- **~100** mtpa LNG capacity required[3]

$170 billion[4] of investment required to build ~100 mtpa of LNG and pipeline infrastructure to export excess U.S. gas supply

Sources: DrillingInfo, EIA, Tellurian analysis.
Note: (1) Assumes $70/bbl oil price and $3/mmBtu Henry Hub price; incremental supply comes from Permian, Scoop/Stack, Haynesville, Eagle Ford, and Appalachia.
(2) Assumes U.S. natural gas demand grows 0.6% p.a. and that the 7.4 bcf/d of LNG terminals under construction produce at a 90% utilization rate.
(3) Assumes new LNG terminals produce at a 90% utilization rate.
(4) Assumes new liquefaction capacity costs $1,000 per tonne plus an additional $70 billion of pipeline infrastructure to transport gas supply to the terminal.

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Global LNG capacity call: ~100-250 mtpa Sources: Wood Mackenzie, Tellurian Research. Notes: (1) Assumes 85% utilization rate. (2) Assuming sustained 2015-2018 demand growth rate of ~9.3% p.a. post-2019. (3) Conservative estimate of 5.0% p.a. demand growth rate post-2019. 5 Under construction In operation Capacity required(1) 9.3%(2) 5.0%(3) ~100 mtpa ~250 mtpa 9.3% p.a. growth rate 0 100 200 300 400 500 600 700 800 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 mtpa Global LNG capacity outlook

Tellurian projects annual ~$8 cash flow/sh[1]

- **Integrated model**
  - Production Company, Pipeline Network, LNG Terminal
  - Variable and operating costs expected to be $2.50-$3.00/mmBtu FOB
- **Financing**
  - ~$7 billion in Partners' capital through investment of $500 per tonne of LNG
  - $1 billion in private equity funding for Tellurian's equity investment
  - ~$20 billion in project finance debt equates to $1.00-$1.50/mmBtu[2]
- **Tellurian**
  - Tellurian will retain ~14 mtpa and ~49% of the assets
  - Estimated ~$2 billion annual cash flow to Tellurian[3]



Partners
(~$7 billion in equity)
TELLURIAN
100%
~51%
Equity ownership
~49%
Driftwood Holdings
(~$20 billion in project finance debt)
$1 billion private equity capital
Production Company
Pipeline Network
LNG Terminal
~14 mtpa
Tellurian Marketing
~14 mtpa
Partners

Notes: (1) Annual cash flow per share based on projected $2.3 billion annual cash flow to Tellurian and ~267 million shares outstanding after issuance of ~20 million shares pursuant to Total common stock purchase agreement dated April 3, 2019 and conversion of ~6.1 million shares of existing Series C convertible preferred stock issued to Bechtel.
(2) Based on various financing structures for principal, interest rate and amortization related to ~$20.0 billion of project finance debt.
(3) See slide 11 for estimated annual Tellurian cash flow at various assumed U.S. Gulf Coast netback prices and margin levels.

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Driftwood Holdings' financing

	2-Plant Case		3-Plant Case		Full Development	
▪ **Capacity (mtpa)**	**11.0**		**16.6**		**27.6**	
▪ **Capital investment ($ billions)**						
— Liquefaction terminal[1]	$ 7.6		$ 10.3		$ 15.2	
— Owners' cost & contingency[2]	$ 1.1		$ 1.5		$ 1.9	
— Driftwood pipeline[3]	$ 1.1		$ 1.5		$ 2.2	
— HGAP[3]	$ -		$ -		$ 1.4	
— PGAP[3]	$ -		$ 3.7		$ 3.7	
— Upstream	$ 2.2		$ 2.2		$ 2.2	
— Fees[4]	$ -		$ 0.9		$ 0.9	
— Interest during construction	$ 2.5		$ 4.5		$ 7.5	
▪ **Total capital**	**$ 14.5**		**$ 24.6**		**$ 35.0**	
Total capital ($ per tonne)	$ 1,320		$ 1,480		$ 1,270	
— Debt financing[5]	$ (8.0)		$(15.0)		$ (20.0)	
— Pre-COD cash flows[6]	$ (2.5)		$ (3.6)		$ (7.0)	
▪ **Net equity**	**$ 4.0**		**$ 6.0**		**$ 8.0**	
▪ **Transaction price** ($ per tonne)	**$ 500**		**$ 500**		**$ 500**	
▪ **Capacity split**	**mtpa**	**%**	**mtpa**	**%**	**mtpa**	**%**
— Partner	6.0	~55%	10.0	~60%	14.0	~51%
— Tellurian (purchased)[7]	2.0	~18%	2.0	~12%	2.0	~7%
— Tellurian (retained)	3.0	~27%	4.6	~28%	11.6	~42%

Notes:
(1) Based on engineering, procurement, and construction agreements executed with Bechtel.
(2) Approximately half of owners' costs represent contingency; the remaining amounts consist of cost estimates related to staffing prior to commissioning, estimated impact of inflation and foreign exchange rates, spare parts and other estimated costs.
(3) Represents estimated costs of development of Driftwood pipeline (in phases), HGAP and PGAP.
(4) Preliminary estimate of certain costs associated with potential management fee to be paid by Driftwood Holdings to Tellurian and certain transaction costs.
(5) Project finance debt to be borrowed by Driftwood Holdings.
(6) Cash flow prior to commercial operations date of Plant 2, Plant 3, and Plant 5 in the 2-Plant, 3-Plant, and full development cases, respectively.
(7) Assumes Tellurian Marketing acquires 2 mtpa of capacity at Driftwood Holdings, financed by $1.0 billion of convertible debt with interest of ~11% and funded by private equity.

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Growing list of expected partners and customers 8 Potential partner Proposed off-take Proposed volume Credit rating(1) Driftwood project Equity investor 1.0 mtpa A+/Aa3/AA- Equity investor Under review Baa2 (Moody’s) Tellurian Marketing JKM linked 1.5 mtpa A+/Aa3/AA- JKM linked (Equity investment under review) 1.5 mtpa Unrated Notes: (1) Parent credit ratings denote S&P/Moody’s/Fitch, unless noted otherwise.

Commercial momentum to 3-plant FID Notes: (1) Represents required equity contribution at $500/tonne. (2) Based on signed Heads of Agreement (HOA). (3) Based on signed Memorandum of Understanding (MOU) with volume to be determined. (4) Based on signed MOU. 9 mtpa mtpa (2) (2) (4) Driftwood Holdings volume Tellurian Marketing volume (1) (1) Petronet(3) Purchased 2.0 Retained 4.6 Remaining 3.6 Vitol 1.5 Total 1.5

Steps towards final investment decision 10 Project design Regulatory Negotiate agreements Final contracts Debt/project finance terms Final investment decision 2H18-1H19E 2Q19-4Q19 • FEED studies • EPC • Equipment selection • Secure permits and certificates • Non-binding agreements, including governance terms • Binding agreements • Equity partners commit to funding • Banks finalize syndication terms & form underwriting group • Draw equity and debt capital • Launch construction process

Value to Tellurian Inc.

USGC netback ($/mmBtu)	Cost of LNG(1) ($/mmBtu)	Margin ($/mmBtu)	2 Plants	3 Plants	5 Plants
			Cash flows(2)(3)(4) $ millions ($ per share)		
Tellurian capacity			5.0 mtpa	6.6 mtpa	13.6 mtpa
$ 6.00	$4.50	$ 1.50	$190 ($0.71)	$320 ($1.20)	$870 ($3.26)
$ 8.00	$4.50	$ 3.50	$710 ($2.66)	$1,010 ($3.79)	$2,280 ($8.55)
$10.00	$4.50	$ 5.50	$1,230 ($4.61)	$1,690 ($6.34)	$3,690 ($13.84)
$15.00	$4.50	$10.50	$2,530 ($9.49)	$3,410 ($12.79)	$7,230 ($27.11)

Tellurian expects to produce LNG for a cost of $3.50/mmBtu, generating an additional $2.66 in cash flow per share in the 5-plant case

Notes:
(1) $4.50/mmBtu cost of LNG FOB Gulf Coast.
(2) Annual cash flow equals the margin multiplied by 52 mmBtu per tonne; does not reflect potential impact of management fees paid to Tellurian nor G&A.
(3) Annual cash flow per share based on ~267 million shares outstanding after issuance of ~20 million shares pursuant to Total common stock purchase agreement dated April 3, 2019 and conversion of ~6.1 million shares of existing Series C convertible preferred stock issued to Bechtel.
(4) Assumes Tellurian Marketing acquires 2 mtpa of capacity at Driftwood Holdings, financed by $1 billion in convertible debt funding with 11% paid-in-kind ("PIK") interest during construction and 11% cash interest after construction.

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Driftwood Holdings’ operating costs Sources: Wood Mackenzie, Tellurian Research. Notes: (1) Based on debt service cost of principal and interest related to ~$20.0 billion of project finance debt. 12 (1) Debt Drilling & completion Operating Gathering, processing & transportation Contingency Liquefaction $4.50 $3.50 Updates: Replace or substitute amortizing debt for interest-only debt Improved operating outlook at liquefaction plant Delineation of Haynesville acreage and technological advances Upstream $0.88 $0.70 $0.36 $0.36 $0.79 $0.79 $0.22 $0.15 $0.75 $0.50 $1.50 $1.00 Original estimate Updated estimate

Final Investment Decision expected in 2019 13 Fully-wrapped EPC contract Draft FERC EIS Final FERC EIS Final FERC Order Complete capital raise process Partner & equity funding Debt syndication Final Investment Decision Notice to Proceed to Bechtel First LNG Milestone Target date November 2017 September 2018 January 2019 1H 2019 2023 2019

Social media Contact us Amit Marwaha Director, Investor Relations & Finance +1 832 485 2004 amit.marwaha@tellurianinc.com Joi Lecznar SVP, Public Affairs & Communication +1 832 962 4044 joi.lecznar@tellurianinc.com 14 @TellurianLNG

Appendix 15

Owning infrastructure mitigates risk 16 Tolling model SPA model Equity model Customer incurs risk Competition between customers for pipeline access leads to hidden costs and higher cost of LNG on the water Developer incurs risk Developer consolidates pipeline transport, but still a price taker for transportation services; developer only has 5% of Henry Hub price to pay for transport Own the infrastructure True cost control and transparency from equity ownership across the value chain

Basin 10,800 Haynesville acres 1.4 Tcf of resource Intend to acquire 15 Tcf Basis ~$7 billion of pipeline projects, providing access to Haynesville, Permian, & Appalachia supply Integrated to manage three risks 17 Construction ~$15 billion liquefaction project in Louisiana

Driftwood LNG terminal

Driftwood LNG terminal	
Land	▪ ~1,000 acres near Lake Charles, LA
Capacity	▪ ~27.6 mtpa
Trains	▪ Up to 20 trains of ~1.38 mtpa each ▪ Chart heat exchangers ▪ GE LM6000 PF+ compressors
Storage	▪ 3 storage tanks ▪ 235,000 m^3 each
Marine	▪ 3 marine berths
EPC Cost	▪ ~$550 per tonne ▪ ~$15.2 billion[1]


Texas
Louisiana
Driftwood LNG
Lake Charles, Louisiana
New Orleans, Louisiana
Houston, Texas
Driftwood LNG
Henry Hub


Artist rendition

Note: (1) Based on engineering, procurement, and construction agreements executed with Bechtel.

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Phase 1 Phase 2 Phase 3 Phase 4 Total Bechtel LSTK secures project execution Leading LNG EPC contractor 44 LNG trains delivered to 18 customers in 9 countries ~30% of global LNG liquefaction capacity (>125 mtpa) Tellurian and Bechtel relationship 16 trains(1) delivered with Tellurian’s executive team Invested $50 million in Tellurian Inc. Source: Bechtel website. Note: (1) Includes all trains from Sabine Pass LNG, Corpus Christi LNG, Atlantic LNG, QCLNG, and ELNG. 19 Driftwood EPC contract costs ($ per tonne) Capacity (mtpa) 11.0 5.5 5.5 5.5 27.6

Construction budget breakdown Notes: Based on Driftwood LNG full development. (1) Includes additional contingency by developer and staffing prior to commencement of operations. (2) Provisional sum includes escalation factor for inflation, insurance, foreign exchange, and other costs. 20 24% 24% 24% 12% 17% (2) (1)

Pipeline network 21 Driftwood Pipeline(1) Capacity (Bcf/d) 4.0 Cost ($ billions) $2.2 Length (miles) 96 Diameter (inches) 48 Compression (HP) 274,000 Status FERC approval pending Haynesville Global Access Pipeline(1) Capacity (Bcf/d) 2.0 Cost ($ billions) $1.4 Length (miles) 200 Diameter (inches) 42 Compression (HP) 23,000 Status Non-binding open season completed Permian Global Access Pipeline(1) Capacity (Bcf/d) 2.0 Cost ($ billions) $3.7 Length (miles) 625 Diameter (inches) 42 Compression (HP) 258,000 Status Binding open season pending Bringing low-cost gas to Southwest Louisiana 1 2 3 1 2 3 Note: (1) Included in Driftwood Holdings at full development; commercial and regulatory processes in progress and financial structuring under review.

Integrated to capture market dislocations 22 Source: RBN; Tellurian analysis. 2023 discount from HH 2023 HH forecast midpoint price; $2.25-$3.00 expected range Legend $2.65 Henry Hub Gulf Coast Upper Midwest Appalachia -17% $2.65 E. TX/LA Waha $/mmBtu -24% -15% -8% -24% -24% By 2023, Henry Hub is forecasted to be the highest priced source of gas in the Gulf Coast $(8.0) $(6.0) $(4.0) $(2.0) $- 2-Jan 9-Jan 16-Jan 23-Jan 30-Jan 6-Feb 13-Feb 20-Feb 27-Feb 6-Mar 13-Mar 20-Mar 27-Mar 3-Apr 10-Apr 2019 YTD Waha basis to Henry Hub

>100 Tcf available resources in Haynesville

Driftwood Holdings plans to fund and purchase 15 Tcf



Caddo Dome
Shelby Trough
Sabine Island Complex
Cass
Marion
Harrison
Bossier
Webster
Smith
Shelby
Natchitoches
Sabine
Nacogdoches
Angelina
Houston
Newton

Target size:	Potential acquisition targets:	Range of resources per target (Tcf)[1]:
▪ Large	Indigo; Chesapeake Energy; Covey Park Energy	>~15 Tcf
▪ Medium	CCI; Vine Oil & Gas; Aethon; GEP	~9 to ~15 Tcf
▪ Small	Comstock Resources; Goodrich Petroleum Corporation; Sabine Oil & Gas; Exco; Amplify Energy	<~9 Tcf



>~15 Tcf
15
~9 to ~15 Tcf
9
15
<~9 Tcf
9

Sources: IHS Enerdeq; 1Derrick; investor presentations; Tellurian research.
Note: (1) Estimated resources based on acreage.

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Project advancement Common stock purchase agreement with Total Heads of Agreement (“HOA”) with Total Tellurian signs agreements with Total Total Delaware, Inc. (“Total”) signs HOA to make $500 million equity investment in Driftwood project and for Total to purchase 1 mtpa of LNG Total to purchase 1.5 mtpa of LNG from Tellurian Marketing’s LNG offtake volumes from the Driftwood LNG export terminal FOB, minimum term of 15 years Price based on Platts Japan Korea Marker (“JKM”) Note: (1) Common stock purchase agreement executed with Total Delaware, Inc. at $10.064/share. (2) Tellurian Marketing to purchase 7.2% equity interest in Driftwood project. 24 Tellurian Marketing to purchase an equity interest(2) in Driftwood project and 2 mtpa of LNG with anticipated private equity funding Tellurian’s LNG volumes from Driftwood project will increase to 13.6 mtpa at full development Tellurian anticipates reaching FID on Driftwood project in 2019 Total to purchase ~20 million additional shares in Tellurian for $200 million upon, among other customary conditions(1): Shareholder approval Final investment decision (“FID”) Tellurian’s purchase of 7.2% of Driftwood equity

Returns to Driftwood Holdings’ partners 25 U.S. Gulf Coast netback price ($/mmBtu) $6.00 $8.00 $10.00 $15.00 Driftwood LNG, FOB U.S. Gulf Coast ($/mmBtu) $(3.50) $(3.50) $(3.50) $(3.50) Margin ($/mmBtu) 2.50 4.50 6.50 11.50 Annual partner cash flow(1) ($ millions per tonne) 130 235 340 600 Cash on cash return(2) 26% 47% 68% 120% Payback(3) (years) 4 2 ~1 <1 Notes: (1) Annual partner cash flow equals the margin multiplied by 52 mmBtu per tonne. (2) Based on 1 mtpa of capacity in Driftwood Holdings; all estimates before federal income tax; does not reflect potential impact of management fees paid to Tellurian. (3) Payback period based on full production.

Building momentum to FID in 2019

2016

April
Management, friends and family **invest $60 million** in Tellurian

December
GE **invests $25** million in Tellurian

2017

January
TOTAL invests **$207 million** in Tellurian

February
Merge with Magellan Petroleum, gaining access to public markets

June
Bechtel, Chart Industries and GE complete the front-end engineering and design (FEED) study for Driftwood LNG

November
Acquire Haynesville acreage, production and ~1.4 Tcf

Execute **LSTK EPC contract** with Bechtel for ~$15 billion

December
Raise approximately **$100 million in public equity**

2018

Feb/March
Announce **open seasons** for Haynesville Global Access Pipeline and Permian Global Access Pipeline

March
Bechtel **invests $50 million** in Tellurian

June
Raise approximately **$115 million in public equity**

September
Driftwood LNG receives **Draft Environmental Impact Statement** (DEIS) from FERC

December
Announce **MOU for 1.5 mtpa for 15 years** with **Vitol**, based on Platts JKM

2019

February
Receive FERC final Environmental Impact Statement

February
Announce **MOU for Driftwood equity** investment **with Petronet**

April
Announce **HOA for Driftwood equity** investment **with Total**

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